UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2021

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Subsidiary Formation and Funding Agreement

Effective on January 12, 2021, Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), NextTrip Group, LLC, a newly formed Florida limited liability, which is wholly-owned by Monaker (“NextTrip”), HotPlay Enterprise Limited (“HotPlay”), which the Company is currently party to a pending share exchange agreement with (along with its stockholders), and the stockholders of HotPlay (the “HotPlay stockholders”), entered into a Subsidiary Formation and Funding Agreement (the “Formation and Funding Agreement”).

The entry into the Formation and Funding Agreement is a required condition to closing the HotPlay exchange agreement, which requires that Monaker transfer all of its pre-existing operations into a newly formed, wholly-owned subsidiary and that Monaker execute an agreement acceptable in form to Monaker and HotPlay’s principal stockholder) providing for the operations of NextTrip, including governance and funding requirements associated therewith.

According to the Formation and Funding Agreement, Monaker agreed, prior to the closing date of the HotPlay share exchange, to transfer all of the assets, operations, material agreements, employees, and goodwill of Monaker relating to travel operations and business (collectively, the “travel operations”) to NextTrip, to insulate the travel operations from the remainder of Monaker’s post-closing operations and allow for Monaker’s pre-closing management to continue to manage the travel operations post-closing pursuant to the terms of the NextTrip operating agreement (defined below). The Formation and Funding Agreement also provides for all North American payroll for Monaker’s travel operations to be paid through, and run by, NextTrip.

The Formation and Funding Agreement also requires Monaker (which at that time will have acquired 100% ownership of HotPlay), to transfer, within five (5) business days of the closing of the HotPlay share exchange, no less than $5.8 million (less pre-closing advances (defined below)) of the cash held on the books of HotPlay at the time of closing to NextTrip (the “initial advance”). The initial advance will be available for use by NextTrip to retire debt of NextTrip (and/or debt of Monaker), fund operations, further develop the travel operations, and for such other purposes which are approved by the Board of Managers of NextTrip. “Pre-closing advances” means the aggregate amount of loans made by HotPlay to Monaker prior to the closing of the HotPlay share exchange, which currently total $3 million. The initial advance is a 0% interest loan which is forgivable in the event of a spin-off of NextTrip.

The Formation and Funding Agreement also requires Monaker to advance an additional $10 million to NextTrip in 2021, pursuant to a mutually agreed-upon schedule of advances (the “subsequent advances”, and together with the initial advance, the “advances”). The subsequent advances shall similarly be 0% interest loans which are forgivable in the event of a spin-off of NextTrip.

Additionally, as a separate requirement from the requirement to make the advances, Monaker is required to continue to fund all NextTrip expenses and operations, for so long as Monaker owns at least 50% of NextTrip, provided that NextTrip stays within 130% of a budget approved by the Board of Managers of NextTrip on an annual (calendar year) basis (the “budget threshold”). In the event NextTrip exceeds the budget threshold in any calendar year, Monaker shall not be required to fund more than the budget threshold in such calendar year, but shall be required to fund the approved budget (in an amount of up to the then applicable budget threshold) in subsequent calendar years. Monaker is also required to promptly pay for, or reimburse NextTrip for (at the option of NextTrip), all legal, audit, insurance, employee, administrative work, and other expenses paid or incurred by NextTrip on behalf of Monaker.

Under the Funding and Formation Agreement, NextTrip is required to assume all of the contractual and other obligations and liabilities of Monaker incurred before closing, provided that if such formal assumption is deemed too difficult or impracticable by NextTrip, or such formal assumption would trigger any defaults, required consents, or would be subject to any prerequisites, instead of formally assuming such obligations, NextTrip is required to pay such obligations as they come due and according to their terms (as such may be amended and modified from time to time).

Additionally, if Monaker’s currently pending lawsuit with IDS, Inc. (“IDS”), results in IDS returning the 1,968,000 shares of restricted common stock of Monaker which were originally issued to IDS in August 2019 (the “IDS Shares”), NextTrip shall, with the approval of the Board of Directors of Monaker, which shall not be unreasonably withheld or delayed, be able to use, and have issued for its benefit, such number of shares of Monaker for acquisitions and strategic transactions which benefit NextTrip and the travel operations, at the request of the NextTrip Board of Managers.

Finally, the Funding and Formation Agreement provided that NextTrip was required, before the closing, to adopt an operating agreement, which is discussed below, and which was adopted on January 11, 2021.

NextTrip Group Operating Agreement

NextTrip has been formed as a Florida limited liability company, and as a wholly-owned subsidiary of Monaker, for the sole purpose of holding Monaker’s pre-closing travel and related assets, all of which will be transferred to NextTrip prior to the closing of the HotPlay share exchange.

On January 11, 2021, Monaker, as sole-owner of NextTrip adopted the Operating Agreement of NextTrip (the “operating agreement”), the adoption of which was a required condition to closing the HotPlay share exchange. The operating agreement sets forth the framework for the governance and operation of NextTrip. Under the operating agreement, NextTrip is authorized to issue up to 1,000,000 membership interests, of which all 1,000,000 membership interests are currently outstanding and held by the Company. The operating agreement prohibits the transfer of any membership interests without the approval of the Board of Managers (defined below) and as such, the Board of Managers effectively has control over any change of control transaction involving NextTrip.

The operating agreement includes standard representations and warranties of members of NextTrip, customary indemnification and confidentiality obligations, and other customary and standard terms relating to the governance of limited liabilities companies.

Distributions of profits and losses of NextTrip are required to be approved by the Board of Managers, who are required to evaluate such distributions on at least a quarterly basis.

The operating agreement provides for a three-person Board of Managers (“Board of Managers”) who manage NextTrip. Of those three members, two of such members are appointed by William Kerby and Donald P. Monaco, the current Chief Executive Officer and director and Chairman of the board of directors of the Company, and one of the members of the Board of Managers is selected by Monaker. Such designees can remove the managers they can appoint, replace such members from time to time in their discretion, and choose which persons fill vacancies created on the Board of Managers (to the extent such vacancies relate to positions they have authority to fill).

The initial members of the Board of Managers of NextTrip are (1) Mr. Kerby, (2) Mr. Monaco, and (3) J. Todd Bonner, a director of HotPlay.

The Board of Managers are tasked with creating a budget for NextTrip from time to time, but at least annually.

The Managers have authority, without member approval, to have full, complete, and exclusive authority to manage and control the business, affairs, and properties of NextTrip, which includes, among other things, the ability to operate NextTrip and to enter into agreements and contracts, open and maintain bank accounts, borrow money, take actions in connection with the operation of NextTrip’s business, acquire, sell and operate properties and assets, obtain insurance, incur legal and other fees, employ employees and consultants, make expenditures and undertake other decisions or acts.

Member approval is required however if the Board of Managers desires to take certain material transactions affecting NextTrip, including to (a) amend the operating agreement or the Articles of Organization of NextTrip; (b) change the character of the business of the company; (c) sell all or substantially all of NextTrip’s assets; (d) mortgage or encumber all or substantially all of NextTrip’s assets; (e) undertake any action that would make it impossible for NextTrip to carry on its business, subject to certain limited exceptions; (f) approve any transaction with any affiliate of NextTrip other than arm’s length terms; (g) make any individual expenditure greater than $250,000, or aggregate expenditure greater than $500,000, which is not outlined in an approved budget; or (h) confess a judgment against NextTrip.

Mr. Kerby serves as the Chief Executive Officer of NextTrip, and has the authority to appoint employees of NextTrip, and set forth their positions and salaries with NextTrip, and to further provide for the bonuses payable to such persons, provided that such compensation and bonuses do not exceed more than $500,000 in aggregate.

The operating agreement may only be amended with the majority approval of the Board of Managers and the unanimous approval of the members (i.e., Monaker).

* * * * *

The foregoing description of the operating agreement and Formation and Funding Agreement above, is subject to, and qualified in its entirety by, the operating agreement and Formation and Funding Agreement, attached as Exhibits 3.1 and Exhibit 10.1 hereto, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Item 8.01.

Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission on December 31, 2020 (the “Prior Report”), on December 28, 2020, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Kingswood Capital Markets, division of Benchmark Investments, Inc. (“Kingswood”) and Aegis Capital Corp. (“Aegis”), as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters in a firm commitment underwritten public offering (the “Offering”) an aggregate of 3,080,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a public offering price of $2.50 per share, which offering closed on December 31, 2020.

The Company also granted the underwriters a 45-day option to purchase up to an additional 462,000 shares of Common Stock to cover over-allotments, if any, which over-allotment option was exercised in full on January 13, 2021.

Kingswood and Aegis acted as the book-running managers for the Offering. The shares of Common Stock sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on April 17, 2018 and declared effective on July 2, 2018 (File No. 333-224309) (the “Registration Statement”). The Offering was made by means of a prospectus forming a part of the effective registration statement. The Company paid the Underwriters a cash fee equal to 6% of the aggregate gross proceeds received by the Company in connection with the Offering, paid the Underwriters a non-accountable expense allowance equal to 1% of the aggregate gross proceeds received by the Company in connection with the Offering, and reimbursed certain expenses of the Underwriters.

The total gross proceeds to the Company from the offering, including the funds received from the prior closing and the exercise of this option, are approximately $8.85 million. The net proceeds to the Company from the Offering, when including the over-allotment, after deducting the underwriting discounts and commissions and Offering expenses, were approximately $8.1 million.

The Underwriting Agreement and other terms of the Offering are described in greater detail in the Prior Report.

On January 13 2021, the Company issued a press release announcing the the exercise of the Underwriters' over-allotment option. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Operating Agreement of NextTrip Holdings, LLC
10.1*	Subsidiary Formation and Funding Agreement dated and effective January 12, 2021, by and between Monaker Group, Inc., NextTrip Group, LLC, HotPlay Enterprise Limited, and the stockholders of HotPlay
99.1*	Press release dated January 13, 2021

* Filed herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay Exchange Agreement and the transactions contemplated therein, on a timely basis, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay stockholders, or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay exchange agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay stockholders to timely obtain required audits and related financial statements of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay exchange agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay exchange agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay exchange agreement; delays in obtaining required financial statements for HotPlay and prior acquisitions of the Company, to the extent required; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay share exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay share exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay share exchange; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay share exchange; the continued availability of capital and financing following the HotPlay share exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay share exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020, and subsequently filed quarterly reports.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay share exchange, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the HotPlay share exchange and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AND THE PROPOSED HOTPLAY SHARE EXCHANGE, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Certain documents filed with the SEC by the Company will also be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, and all documents filed by the Company with the SEC are available by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay exchange agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay exchange agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: January 13, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer